Exhibit 10.12

RESTATED AMENDMENT AGREEMENT

dated as of July 1, 2008

between BP Corporation North America Inc. (BPCNA”)

and Resaca Exploitation, L.P. (“Counterparty”)

BPCNA and Counterparty are parties to the ISDA Master Agreement dated as of April 28, 2006 as amended from time to time, including, without limitation, pursuant to that certain Amendment Agreement (the “2007 Amendment”) dated as of October 12, 2007 (such ISDA Master Agreement, as so amended, is herein referred to as the “Agreement”), which Agreement includes all Confirmations exchanged between the parties confirming the Transactions thereunder. Counterparty has informed BPCNA that the Offering (as defined in the 2007 Amendment) was not consummated in November of 2007 as originally anticipated, however, such Offering is now contemplated to occur during July, 2008. In connection with the consummation of the Offering, the parties hereby agree that the 2007 Amendment shall be amended and restated, in its entirety, as set forth herein effective as of the Effective Date. Effective Date shall mean the date when and if (i) each of the parties hereto duly executes this Restated Amendment Agreement (the “Restated Amendment”), (ii) Counterparty converts from a Delaware limited partnership to a Texas corporation in contemplation of the Offering, and (iii) Counterparty, having converted from a Delaware limited partnership to a Texas corporation and as Resaca Exploitation, Inc. a Texas corporation, has executed and delivered to BPCNA a Ratification of Master Agreement in the form of Exhibit A hereto.

1.                                      Amendment to the Agreement

BPCNA and Counterparty agree to the following change(s) to the Schedule to the Agreement:

(A)                     Part 2.(b)(2) of the Schedule shall be deleted in its entirety and replaced with the following:

“2)           For the purpose of Section 3(f) of this Agreement, Party B represents that (i) it is a corporation organized and existing under the laws of the State of Texas, (ii) it is a U.S. person within the meaning of Section 7701 of the Internal Revenue Code, and (iii) its U.S. taxpayer identification number is as set forth in a separate notice to be provided by Party B to Party A within 30 days of Party B’s conversion from a Delaware limited partnership to a Texas corporation.”

(B)                     All references to Counterparty’s name in the Agreement shall be modified and amended from “Resaca Exploitation, LP” to “Resaca Exploitation, Inc.” and all references to Counterparty as a limited partnership organized and existing under the laws of the State of Delaware (or words of similar effect) shall be modified and amended to refer to Counterparty as a corporation organized and existing under the laws of the State of Texas.

(C)                     All references in the Agreement to Party B’s address are hereby amended to read as follows:

Resaca Exploitation, Inc.

1331 Lamar, Suite 1450

Houston, Texas 77010

2.                                      Representations

Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Restated Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Restated Amendment.

Each party represents to the other as follows:

(a)  it has the power to, and has taken all action necessary for it to, execute and deliver this Restated Amendment;

(b)  its execution and delivery of this Restated Amendment do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c)  all governmental and other consents that are required to have been obtained by it with respect to its execution and delivery of this Restated Amendment have been obtained and are in full force and effect, and all conditions of all such consents have been complied with;

(d)  this Restated Amendment is its legal, valid and binding agreement, enforceable against it in accordance with the terms of this Restated Amendment (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally);

(e)  as expressly amended hereby, the Agreement is in full force and effect;

(f)  The termination of that certain Pledge Agreement dated as of May 1, 2006 and that certain Limited Recourse Guaranty, each by the general partner of Resaca in favor of NGP Capital Resources Company as Collateral Agent and Administrative Agent for and on behalf of the Lenders, and the release and discharge of all liens and security interests created or existing thereunder, shall not be or be deemed to be an Additional Termination Event or otherwise result in any non-compliance by Counterparty with the terms of the Agreement; and

(g)  each person who is authorized to execute and deliver on its behalf this Restated Amendment or any document to be delivered by it in connection herewith is identified in the most recent certificate delivered by it under the Agreement (which also sets forth the title and specimen signature of that person).

3.                                      Miscellaneous

(a)  Definitions. Capitalized terms used in this Restated Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement.

(b)  Entire Agreement. This Restated Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto.

(c)  Counterparts. This Restated Amendment may be executed and delivered in counterparts (through facsimile transmission or otherwise in writing), each such counterpart shall be deemed an original, and all such counterparts, together, shall constitute a single agreement.

(d)  Headings. The headings used in this Restated Amendment are for convenience or reference only and are not to affect the construction of or to be taken into consideration in interpreting this Restated

Amendment.

(e)  Recitals. The recitals at the beginning of this Restated Amendment are incorporated into this Restated Amendment for all purposes.

(f)  Governing Law. THIS RESTATED AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Restated Amendment Agreement to be duly executed as of the day and year first above written.

BP CORPORATION NORTH AMERICA INC.		RESACA EXPLOITATION, LP

		By:	Resaca Exploitation GP, LLC,
its general partner

By:	/s/ Tom Nuelle	By:	/s/ John J. Lendrum III

Name:	Tom Nuelle	Name:	John J. Lendrum III
Title:	Head of Houston Middle Office Control	Title:	President
Date:	7-2-08	Date:	7/2/08

EXHIBIT A

FORM OF RATIFICATION OF MASTER AGREEMENT

RATIFICATION OF MASTER AGREEMENT

dated as of          , 2008

between BP Corporation North America Inc. (BPCNA”)

and Resaca Exploitation, Inc., a Texas Corporation (“Counterparty”)

BPCNA and Counterparty, then known as Resaca Exploitation, LP, a Delaware limited partnership (“Resaca LP”) have previously entered into that certain ISDA Master Agreement dated as of April 28, 2006 as amended by that certain Amendment Agreement (the “Amendment”) dated as of October 12, 2007 and that certain Restated Amendment Agreement (the “Restated Amendment”) dated as of June 17, 2008 (the “Agreement”), which Agreement includes all Confirmations exchanged between the parties confirming the Transactions thereunder. Counterparty has informed BPCNA that it has converted from a Delaware limited partnership to a Texas corporation in contemplation of the Offering (as defined in the Restated Amendment), and, upon execution and delivery of this Ratification of Master Agreement (this “Ratification”) the “Effective Date” as defined in the Restated Amendment shall have occurred.

1.                                      Assumption of the Agreement

(A)                               Effective as of              , 2008 and pursuant to that certain Plan of Conversion of Resaca Exploitation, LP into Resaca Exploitation, Inc., Counterparty was duly formed by conversion of Resaca LP under applicable law. As a result of such conversion, the business of Resaca LP is being continued by Counterparty in all respects and Counterparty has undertaken and assumed by operation of law, and hereby undertakes and assumes, all of the rights, obligations and liabilities of Resaca LP with respect to the Agreement and the Security Documents (as defined in the Agreement) accruing prior to, on or subsequent to the date hereof and with the same force and effect as if originally named therein as a party in the place and stead of Resaca LP (for the avoidance of doubt, including any rights, obligations and liabilities of Resaca LP required to be performed by it on or prior to the date hereof with respect to the Agreement and the Security Documents), and hereby confirms that it shall be deemed a party to the Agreement and each Security Document to which Resaca LP is a party and shall be bound by all the terms thereof as if therein named.

(B)                               Counterparty hereby agrees that any and all actions by Resaca LP, the general partner of Resaca LP and/or the officers of the general partner of Resaca LP on behalf of Resaca LP for and on behalf of and in the name of Resaca LP prior to its conversion from a Delaware limited partnership to a Texas corporation assumption and the execution and delivery of this Ratification, in connection with any of the foregoing matters, including, but not limited to, negotiations of the terms and/or the execution and delivery of the Agreement, any Confirmations or Transactions entered into under and as part of such Agreement, and the Security Documents be, and they are hereby ratified, confirmed and shall be binding upon Counterparty in all respects for all purposes;

2.                                      Representations

Counterparty represents to BPCNA that all representations contained in the Agreement are true and accurate as of the date of this Ratification and that such representations are deemed to be given or repeated by it, as the case may be, on the date of this Ratification.

Counterparty hereby represents to BPCNA as follows:

(a)  it has the power to, and has taken all action necessary for it to, execute and deliver this Ratification;

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(b)  its execution and delivery of this Ratification does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c)  all governmental and other consents that are required to have been obtained by it with respect to its execution and delivery of this Ratification have been obtained and are in full force and effect, and all conditions of all such consents have been complied with;

(d)  this Ratification is its legal, valid and binding agreement, enforceable against it in accordance with the terms of this Ratification (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally);

(e)  the Agreement is in full force and effect; and

(f)  the person executing this Ratification on its behalf has been duly authorized by it to execute and deliver this Ratification.

3.                                      Miscellaneous

(a)  Definitions. Capitalized terms used in this Ratification and not otherwise defined herein shall have the meanings specified for such terms in the Agreement.

(b)  Entire Agreement. This Ratification constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto.

(c)  Counterparts. This Ratification may be executed and delivered in counterparts (through facsimile transmission or otherwise in writing), each such counterpart shall be deemed an original, and all such counterparts, together, shall constitute a single agreement.

(d)  Headings. The headings used in this Ratification are for convenience or reference only and are not to affect the construction of or to be taken into consideration in interpreting this Ratification.

(e)  Governing Law. THIS RATIFICATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Ratification to be duly executed as of the day and year first above written.

RESACA EXPLOITATION, INC., a Texas corporation

Name:
Title:
Date:

Acknowledged and Agreed by:

BP CORPORATION NORTH AMERICA INC.

By:

Name:
Title:
Date:

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